UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 18, 2005

Xponential, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13919	75-2520896
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071
(Address of principal executive offices)

678-720-0660
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective at its March 18, 2005 meeting, the Board of Directors of the registrant amended Article II, Section 5 of the Bylaws to change the quorum requirements from a majority to one-third of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, and to change the quorum requirements from a majority to one-third of the shares of a class where a separate vote by class is required.

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits

99.1         Amendment Number Two to Amended and Restated Bylaws of Xponential, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 18, 2005	XPONENTIAL, INC.

	By:	/s/ Dwayne A. Moyers
Dwayne A. Moyers,
Chief Executive Officer